Subject to Revision                                                      REVISED
Series Term Sheet Dated February 13, 2002




                                   EQUITY ONE
                            =======================
                            =======================
                            A POPULAR, INC. COMPANY


                            $267,680,000 Certificates
                                  (Approximate)

                                Equity One, Inc.
                               Seller and Servicer

                              Equity One ABS, Inc.
                                    Depositor

                  Equity One Mortgage Pass-Through Trust 2002-1



                                   DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Equity One Mortgage Pass-Through Certificates, Series 2002-1. The Series Term Sheet has been prepared by Wachovia Securities based on collateral information provided by Equity One, Inc. ("Equity One") for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Wachovia Securities does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Mortgage Pass-Through Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

                                    WACHOVIA
                                   SECURITIES

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), Member NYSE, NASD, SIPC, and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation.

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                              Offered Certificates:

------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- -----------
                                                                                               Expected Ratings
                                                                                         -------------------------------
                                                                           Expected
                Expected       Interest      Principal     Expected WAL    Principal
   Class         Size(1)         Type          Type           (yrs)         Window         S&P      Moody's      Fitch
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- -----------
   AF-1          $74,900,000   Floating       Senior          1.00      03/02 - 03/04      AAA        Aaa         AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- -----------
   AF-2           48,450,000    Fixed         Senior          4.00      03/04 - 06/09      AAA        Aaa         AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- -----------
   AV-1           98,850,000   Floating       Senior          3.01      03/02 - 01/10      AAA        Aaa         AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- -----------
    M-1           18,700,000    Fixed       Mezzanine         5.18      09/04 - 01/10      AA         Aa2         AA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- -----------
    M-2           14,100,000    Fixed       Mezzanine         5.16      09/04 - 01/10       A         A2           A
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- -----------
     B            12,680,000    Fixed      Subordinate        5.18      09/04 - 01/10      BBB       Baa3         BBB
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- -----------



------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- -----------
                                                                                               Expected Ratings
                                                                                         -------------------------------
                                                                           Expected
                Expected       Interest      Principal     Expected WAL    Principal
   Class         Size(1)         Type          Type           (yrs)         Window         S&P      Moody's      Fitch
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- -----------
   AF-1          $74,900,000   Floating       Senior          1.00      03/02 - 03/04      AAA        Aaa         AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- -----------
   AF-2           48,450,000    Fixed         Senior          4.00      03/04 - 06/09      AAA        Aaa         AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- -----------
   AV-1           98,850,000   Floating       Senior          3.46      03/02 - 01/18      AAA        Aaa         AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- -----------
    M-1           18,700,000    Fixed       Mezzanine         5.73      09/04 - 02/16      AA         Aa2         AA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- -----------
    M-2           14,100,000    Fixed       Mezzanine         5.66      09/04 - 07/15       A         A2           A
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- -----------
     B            12,680,000    Fixed      Subordinate        5.53      09/04 - 12/13      BBB       Baa3         BBB
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- -----------

(1) Size is subject to a permitted  variance in the  aggregate  of plus or minus
5%.


    Structure:
--------------------------------------------------------------------------------
o The Ambac Insurance Policy will provide an irrevocable and unconditional financial guarantee of timely payment of interest and ultimate payment of principal on the Class AF-1 and AF-2 Certificates.
o After the Optional Termination Date, the pass-through rate on the Class AF-2 Certificates will increase by 0.50% per annum and the margin on the Class AV-1 Certificates, which will be set at pricing, will increase by 2x.
o Each of the Offered Certificates other than the Class AV-1 Certificates will be subject to a cap of the Pool Cap on its pass-through rate. The pass-through rate for the Class AV-1 Certificates will be subject to the Class AV-1 Cap.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------


Pricing Speed:
--------------------------------------------------------------------------------
Fixed Rate Mortgage Loans
-------------------------
100% PPC assumes that prepayments start at 4% CPR in the first month, increase by approximately 1.727% each month to 23% CPR in the twelfth month, and remain constant at 23% CPR each month thereafter.

Adjustable Rate Mortgage Loans
------------------------------
28% CPR.
--------------------------------------------------------------------------------

Contacts: Wachovia Securities

Trading / Syndicate              Phone                  E-mail Address
-------------------              -----                  --------------
Chris Choka                 (704) 383-8267         chris.choka@wachovia.com
Mark Adamson                (704) 383-7727         mark.adamson@wachovia.com

Mortgage Finance                 Phone                  E-mail Address
----------------                 -----                  --------------
Mike Ciuffo                 (704) 715-1170        michael.ciuffo@wachovia.com
Jon Riber                   (704) 383-7203           jon.riber@wachovia.com
David Lyle                  (704) 715-8131          david.lyle@wachovia.com

Structuring                      Phone                  E-mail Address
-----------                      -----                  --------------
Serkan Erikci                (704) 715-1263        serkan.erikci@wachovia.com
Barbara Smith               (704) 383-8614         barbaram.smith@wachovia.com

Collateral Analytics             Phone               E-mail Address
--------------------             -----               --------------
Ken Nanney                  (704) 715-1068         ken.nanney@wachovia.com

ABS Research                     Phone                  E-mail Address
------------                     -----                  --------------
Inna Koren                  (212) 909-0082          inna.koren@wachovia.com


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS
                                ----------------

Title of Securities:          Mortgage Pass-Through Certificates, Series 2002-1.

Offered Certificates:         Class   AF-1,   Class   AF-2,   and   Class   AV-1
                              Certificates  (the "Senior  Certificates");  Class
                              M-1 and Class  M-2  Certificates  (the  "Mezzanine
                              Certificates");    Class   B   (the    "Class    B
                              Certificates"  and  together  with  the  Mezzanine
                              Certificates, the "Subordinate Certificates").

Retained Certificates:        Class  R and  Class  X  Certificates  will  not be
                              offered.

Seller/Servicer:              Equity One, Inc.

Depositor:                    Equity One ABS, Inc.

Trustee & Custodian:          J.P. Morgan Chase Bank.

Class AF-1 and Class AF-2
Certificate Insurer:          Ambac Assurance Corporation ("Ambac").

Rating Agencies:              Moody's Investors  Service,  Inc.  ("Moody's") and
                              Standard and Poor's  Rating  Services  ("S&P") and
                              Fitch, Inc. ("Fitch").

Underwriter:                  Wachovia Securities.

Closing Date:                 On or about February 27, 2002.



Registration:                 DTC,  Clearstream,  Luxembourg  and the  Euroclear
                              System.

Accrued Interest:             The Class  AF-1 and Class AV-1  Certificates  will
                              settle with no accrued interest (settle flat) and the Class AF-2, Class M-1, Class M-2, and Class B
                              Certificates will settle with accrued interest.

Distribution Date:            The  25th of each  month,  or if such day is not a
                              business day, the next succeeding business day, commencing on March 25, 2002.

Record Date:                  With  respect  to the Class  AF-1 and  Class  AV-1
                              Certificates,  the last  business day prior to the
                              applicable  Distribution  Date and with respect to
                              the Class AF-2,  Class M-1, Class M-2, and Class B
                              Certificates,  the last  business day in the month
                              preceding the applicable  Distribution  Date. With
                              respect   to  the  Class   AF-1  and  Class   AV-1
                              Certificates,   the  Record  Date  for  the  first
                              Distribution Date is the last business day prior to the Distribution Date in March 2002. With respect to the Class AF-2, Class M-1, Class M-2, and Class B Certificates, the Record Date for the first Distribution Date is the Closing Date.

Payment Delay:                None   for  the   Class   AF-1  and   Class   AV-1
                              Certificates and 24 days for the Class AF-2, Class
                              M-1, Class M-2, and Class B Certificates.

Day Count:                    With  respect  to the Class  AF-1 and  Class  AV-1
                              Certificates, actual/360 and with respect to the Class AF-2, Class M-1, Class M-2, and Class B
                              Certificates, 30/360.


--------------------------------------------------------------------------------
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       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

Servicing Fee:                0.50% per annum of the aggregate principal balance
                              of the mortgage loans.

Trustee Fee:                  0.02% per annum of the aggregate principal balance
                              of the mortgage loans.

Optional Termination Date:    Any  Distribution  Date  on  or  after  which  the
                              aggregate principal balance of the mortgage loans declines to 10% or less of the sum of the aggregate principal balance of the mortgage loans as of the Cut-off Date ("Cut-off Date Principal
                              Balance").

Denomination:                 $25,000  minimum and multiples of $1,000 in excess
                              thereof.

ERISA Eligibility:            The  Offered  Certificates  may  be  purchased  by
                              employee benefit plans that are subject to ERISA.

SMMEA Eligibility:            The  Offered   Certificates   will  not  be  SMMEA
                              eligible.

Tax Status:                   The Trust  will elect to be treated as one or more
                              real   estate   mortgage    investment    conduits
                              ("REMICs")  for federal  income tax purposes.  The
                              Offered   Certificates   will  be   designated  as
                              "regular interests" in a REMIC. Certificateholders will include interest on the Offered Certificates as income in accordance with an accrual method of accounting.

Cut-off Date:                 Close of business on January 31, 2002.

Mortgage Loan Pool:           The  mortgage  loan  pool  will  consist  of 2,554
                              closed-end   mortgage   loans  with  an  aggregate
                              principal  balance of  approximately  $267,689,413
                              (the  "Total  Mortgage  Loans") as of the  Cut-off
                              Date.  The mortgage loan pool will be divided into
                              two loan  groups,  Loan Group I and Loan Group II.
                              Loan  Group I will  consist  of 1,708  fixed  rate
                              mortgage loans (the "Group I Mortgage Loans") with
                              an aggregate  principal  balance of  approximately
                              $168,819,586 as of the Cut-off Date. Loan Group II
                              will consist of 846 adjustable rate mortgage loans
                              (the "Group II Mortgage  Loans") with an aggregate
                              principal balance of approximately  $98,869,827 as
                              of the Cut-off  Date.  The Group I Mortgage  Loans
                              are  secured by first and second  liens on one- to
                              four-family dwellings ("Residential Loans") and on
                              multi-family   properties  and  structures   which
                              contain both residential dwelling units and space used for retail, professional or other commercial uses ("Mixed Use Loans" and, together with the Residential Loans, the "Mortgage Loans"). The
                              Group II Mortgage Loans are secured by first liens on Residential Loans.

                              The collateral information presented in this Series Term Sheet regarding the mortgage loan pool is approximate and is as of the Cut-off Date, unless indicated otherwise.

--------------------------------------------------------------------------------
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       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

Servicer Advances:            The  Servicer  is  required  to advance  scheduled
                              principal and interest (net of the Servicing Fee) for any delinquent mortgage loan, but is not required to make any advance that it deems to be non-recoverable.

Collection Period:            With  respect to any  Distribution  Date means the
                              calendar month prior to the month in which such Distribution Date occurs.

Credit Enhancement:           Credit  enhancement  with  respect to the  Offered
                              Certificates includes: the Ambac Insurance Policy,
                              excess   interest,    overcollateralization    and
                              subordination.

                              Ambac Insurance Policy. Ambac will unconditionally and irrevocably guarantee timely payment of interest and ultimate payment of principal only on the Class AF-1 and AF-2 Certificates.

                              Excess Interest. The weighted average mortgage interest rate on the mortgage loans is generally expected to be higher than the sum of (a) the
                              Servicing Fee, (b) the Trustee Fee, (c) the weighted average pass-through rate on the Offered Certificates, and (d) the Certificate Insurer's premium. On each Distribution Date, excess interest generated during the related collection period will be available to cover losses and build overcollateralization on such Distribution Date.

                              Overcollateralization. Excess interest will be applied, to the extent available, to make accelerated payments of principal to the certificates then entitled to receive payments of principal. Such application will cause the aggregate principal balance of the certificates to amortize more rapidly than the mortgage loans,
                              resulting        in         overcollateralization.
                              Overcollateralization will be used to cover losses on the Mortgage Loans.

                              Initial Overcollateralization:                    0.00%
                              Initial Target Overcollateralization Amount:      3.4% of the Cut-off Date
                                                                                Principal Balance.
                              Target Overcollateralization after Stepdown:      Lesser of Initial Target
                                                                                Overcollateralization
                                                                                Amount and 6.80% of the
                                                                                current principal balance
                                                                                of the Mortgage Loans.


                              Subordination. The Class M-1, Class M-2, and Class B Certificates are subordinate to and provide credit enhancement for the Class AF-1, Class AF-2, and Class AV-1 Certificates. The Class M-2 and Class B Certificates are subordinate to and provide credit enhancement for the Class M-1 Certificates. The Class B Certificates are subordinate to and provide credit enhancement for the Class M-2 Certificates.

                                  Initial Credit Support*            After Stepdown Date*
                                   Class           Percent           Class           Percent
                                   -----           -------           -----           -------
                              AF-1, AF-2, AV-1     [17.00]%     AF-1, AF-2, AV-1     [40.80]%
                                   M-1             [10.00]%           M-1            [26.80]%
                                   M-2              [4.75]%           M-2            [16.30]%
                                    B                  --              B              [6.80]%

                              *Approximate due to rounding

--------------------------------------------------------------------------------
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       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                             INTEREST DISTRIBUTIONS
                             ----------------------

Interest Accrual:             For  any  Distribution  Date  and  each  class  of
                              Offered  Certificates,  other  than the Class AF-1
                              Certificates and the Class AV-1 Certificates, will be from and including the first day of each month, commencing February 1, 2002, to and including the last day of such month. With respect to the Offered Certificates other than the Class AF-1
                              Certificates and the Class AV-1 Certificates, all calculations of interest will be made on the basis of a 360-day year assumed to consist of twelve
                              30-day  months.  With  respect  to the Class  AF-1
                              Certificates and the Class AV-1 Certificates,  the
                              Interest Accrual Period for any Distribution Date will be the period from the preceding Distribution
                              Date,  or in the  case of the  first  Distribution
                              Date, from the Closing Date, to the day prior to the current Distribution Date, and calculations of interest will be made on the basis of the actual number of days in the Interest Accrual Period and on a 360-day year.

Interest Distributions:       On  each  Distribution  Date,   interest  will  be
                              remitted in the  following  order of priority,  to
                              the extent available:
                              (i)  to the Certificate  Insurer,  the Certificate
                                   Insurer's monthly premium with respect to the Class AF-1 and Class AF-2 Certificates;
                              (ii) to the Trustee, the Trustee Fee;
                              (iii)to the  Servicer,  the  Servicing Fee and any
                                   other reimbursable amounts;
                              (iv) concurrently,  to the Class AF-1,  Class AF-2
                                   and Class AV-1 Certificates, pro rata, the applicable Accrued Certificate Interest for such Distribution Date;
                              (v)  concurrently,  to the Class AF-1,  Class AF-2
                                   and Class AV-1 Certificates, pro rata, the applicable interest carry forward amount for the Class AF-1, Class AF-2 and Class AV-1 Certificates, respectively;
                              (vi) to the Class AF-1 and Class AF-2  Certificate
                                   Insurer, any reimbursement amount;
                              (vii)to the Class M-1  Certificates,  the  Accrued
                                   Certificate Interest thereon for such Distribution Date;
                              (viii)to the Class M-2 Certificates,  the Accrued
                                   Certificate Interest thereon for such Distribution Date;
                              (ix) to the  Class  B  Certificates,  the  Accrued
                                   Certificate Interest thereon for such Distribution Date;
                              (x)  any  remaining  amount to be  applied  as the
                                   "Monthly Excess Interest Amount";
                              (xi) the   amount,   if   any,   remaining   after
                                   applications with respect to the priorities set forth above will be used to pay unpaid carry forward interest and realized losses;
                              (xii)to the Class X and Class R Certificates,  any
                                   remaining amounts as described in the Pooling and Servicing Agreement.


Accrued Certificate Interest: For each  Class of Offered  Certificates  and each
                              Distribution Date means an amount equal to the interest accrued during the related Interest Accrual Period on the Certificate Principal Balance of such class of Certificates, minus each Class' Interest Percentage of shortfalls caused by the Relief Act or prepayment interest shortfalls not covered by the Servicer for such Distribution Date.


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

Senior Certificate Carry
Forward Amount:               For  any  Distribution  Date  is  the  sum  of the
                              interest carry forward amounts for the Class AF-1, AF-2 and AV-1 Certificates for such Distribution
                              Date.


Class AV-1 Cap:               For any  Distribution  Date will  equal the sum of
                              (i) the Pool Cap and (ii) a fraction (expressed as
                              a  percentage)  (A) the  numerator of which is the
                              lesser of (1) the  product of the excess,  if any,
                              of the weighted  average Net Mortgage  Rate of the
                              Mortgage  Loans in Loan Group II over the Pool Cap
                              and the Certificate Principal Balance of the Class
                              AV-1  Certificates  (prior to the  distribution of
                              any principal on such  Distribution  Date) and (2)
                              the sum of (a) the product of the excess,  if any,
                              of the Pool Cap over the  weighted  average of the
                              Pass-Through Rates of the Certificates (other than
                              the Class AV-1 and Class X Certificates) (weighted
                              on  the  basis  of  their  respective  Certificate
                              Principal  Balances prior to the  distribution  of
                              any principal on such  Distribution  Date) and the
                              aggregate  Certificate  Principal  Balance  of the
                              Certificates   (other  than  the  Class  AV-1  and
                              Class X Certificates) and (b) the product of the Pool Cap and the Overcollateralization Amount for such Distribution Date (adjusted to account for the actual number of days in the Interest Accrual
                              Period) and (B) the denominator of which is the Certificate Principal Balance of the Class AV-1
                              Certificates.

Pool Cap:                     For any Distribution  Date will equal the weighted
                              average  of  the  Net  Mortgage   Interest  Rates,
                              weighted  on  the  basis  of  the  Mortgage   Loan
                              balances  as of  the  first  day  of  the  related
                              Collection Period.

Class AV-1 Carryover:         With respect to any Distribution Date on which the
                              Class  AV-1 Pass  Through  Rate is  subject to the
                              Class AV-1 Cap, the Class AV-1 Certificates will be entitled to receive, from amounts otherwise paid to the Class X Certificates, an amount equal to the product of (a) excess of (i) the Pass
                              Through Rate the Class AV-1 Certificate would have received if it was not subject to the Class AV-1
                              Cap (subject to a maximum rate of 14%), minus (ii) the Class AV-1 Cap, and (b) the Class Certificate
                              Balance of the Class AV-1 Certificates.

Class AF-1 Carryover:         With respect to any Distribution Date on which the
                              Class  AF-1 Pass  Through  Rate is  subject to the
                              Pool Cap,  the  Class  AF-1  Certificates  will be
                              entitled to receive,  from amounts  otherwise paid
                              to the Class X  Certificates,  an amount  equal to
                              the product of (a) excess of (i) the Pass  Through
                              Rate  the  Class  AF-1   Certificate   would  have
                              received  if it was not  subject  to the  Pool Cap
                              (subject to a maximum rate of 10%), minus (ii) the Pool Cap, and (b) the Class Certificate Balance of the Class AF-1 Certificates.

Pass-Through Rate:            With  respect  to the Class  AF-1 and  Class  AV-1
                              Certificates and any Distribution Date, a per annum rate equal to one-month LIBOR for the related interest accrual period plus a margin, which will be set at pricing. With respect to the Class AF-2, Class M-1, Class M-2 and Class B
                              Certificates and any Distribution Date, a per annum rate, which will be fixed at pricing.

                              After the Optional Termination Date, the margin on the Class AV-1 Certificates will increase by 2x and the Pass-Through Rate on the Class AF-2 Certificates will increase by 0.50% per annum.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                              For each Mortgage Loan is the applicable Mortgage Interest Rate less the sum of (i) the Certificate Insurer fee, (ii) the Servicing Fee Rate, and
                              (iii) the rate at which the Trustee Fee accrues.

                              With respect to any class of Certificates and a Distribution Date, the amount equal to the ratio of that class' Accrued Certificate Interest to the aggregate Accrued Certificate Interest for all classes of Certificates, in each case, for that Distribution Date.


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Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
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                             PRINCIPAL DISTRIBUTIONS
                             -----------------------

Group I Principal Percentage: With  respect  to any  Distribution  Date  and the
                              Class AF-1 and Class AF-2 Certificates, will be the percentage equivalent of a fraction, the numerator of which is the amount of principal collections (including any principal advanced by the Servicer) allocable to Loan Group I for the related Collection Period and the denominator of which is the amount of principal collections (including any principal advanced by the Servicer) allocable to Loan Group I and Loan Group II for the related Collection Period.

Group II Principal
Percentage:                   With  respect  to any  Distribution  Date  and the
                              Class AV-1 Certificates, will be the percentage equivalent of a fraction, the numerator of which is the amount of principal collections (including any principal advanced by the Servicer) allocable to Loan Group II for the related Collection Period and the denominator of which is the amount of principal collections (including any principal advanced by the Servicer) allocable to Loan Group
                              I and  Loan  Group II for the  related  Collection
                              Period.

Senior Certificate Principal
Distribution Amount:          As of any  Distribution  Date before the  Stepdown
                              Date or if a Trigger Event is in effect, the Class
                              AF-1  Certificates and the Class AF-2 Certificates
                              will be  entitled to receive the Group I Principal
                              Percentage  of the Principal  Distribution  Amount
                              for  such  Distribution  Date and the  Class  AV-1
                              Certificates will be entitled to receive the Group
                              II   Principal   Percentage   of   the   Principal
                              Distribution  Amount for such  Distribution  Date,
                              until the Certificate  Principal  Balances thereof
                              have been reduced to zero. As of any  Distribution
                              Date on or after the Stepdown  Date and as long as
                              a Trigger  Event is not in  effect,  the excess of
                              (x) the sum of the Certificate  Principal Balances
                              of the  Class  AF-1,  Class  AF-2 and  Class  AV-1
                              Certificates    immediately    prior    to    such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately [59.20]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately [0.50]% and
                              (ii) the Pool Balance on the Cut-off Date.

Class M-1 Principal
Distribution Amount:          As  of  any  Distribution  Date  on or  after  the
                              Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of (i)
                              the sum of the Certificate  Principal  Balances of
                              the Senior Certificates (after taking into account
                              the payment of the Class A Principal  Distribution
                              Amount  on such  Distribution  Date)  and (ii) the
                              Certificate  Principal  Balance  of the  Class M-1
                              Certificates    immediately    prior    to    such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately [73.20]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately [0.50]% and
                              (ii) the Pool Balance on the Cut-off Date.


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                                       10
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Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------


Class M-2 Principal
Distribution Amount:          As  of  any  Distribution  Date  on or  after  the
                              Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of (i)
                              the sum of the Certificate  Principal  Balances of
                              the Senior Certificates (after taking into account
                              the payment of the Class A Principal  Distribution
                              Amount  on  such  Distribution   Date),  (ii)  the
                              Certificate  Principal  Balance  of the  Class M-1
                              Certificates   (after   taking  into  account  the
                              payment  of the Class M-1  Principal  Distribution
                              Amount  on such  Distribution  Date) and (iii) the
                              Certificate  Principal  Balance  of the  Class M-2
                              Certificates    immediately    prior    to    such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately [83.70]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately [0.50]% and
                              (ii) the Pool Balance on the Cut-off Date.

Class B Principal
Distribution Amount:          As  of  any  Distribution  Date  on or  after  the
                              Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of (i)
                              the sum of the Certificate  Principal  Balances of
                              the Senior Certificates (after taking into account
                              the payment of the Class A Principal  Distribution
                              Amount  on  such  Distribution   Date),  (ii)  the
                              Certificate  Principal  Balance  of the  Class M-1
                              Certificates   (after   taking  into  account  the
                              payment  of the Class M-1  Principal  Distribution
                              Amount  on  such  Distribution  Date),  (iii)  the
                              Certificate  Principal  Balance  of the  Class M-2
                              Certificates   (after   taking  into  account  the
                              payment  of the Class M-2  Principal  Distribution
                              Amount on such  Distribution  Date),  and (iv) the
                              Certificate  Principal  Balance  of  the  Class  B
                              Certificates    immediately    prior    to    such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately [93.20]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately [0.50]% and
                              (ii) the Pool Balance on the Cut-off Date.

Extra Principal Distribution
Amount: As of any Distribution Date, the lesser of (x) the Monthly Excess Interest Amount for such
                              Distribution       Date      and      (y)      the
                              Overcollateralization Deficiency for such Distribution Date.

Overcollateralization
Deficiency:                   As of any Distribution  Date, the excess,  if any,
                              of (x) the Targeted  Overcollateralization  Amount
                              for   such   Distribution   Date   over   (y)  the
                              Overcollateralization Amount for such Distribution
                              Date,  calculated  for this  purpose  after taking
                              into account the  reduction  on such  Distribution
                              Date of the Certificate  Principal Balances of all
                              classes  of   Certificates   resulting   from  the
                              distribution of the Principal  Distribution Amount
                              (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any applied realized loss amounts on such Distribution Date.

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                                       11
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Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

Overcollateralization
Release Amount:               With respect to any Distribution  Date on or after
                              the Stepdown  Date on which a Trigger Event is not
                              in  effect,   the  lesser  of  (x)  the  Principal
                              Remittance  Amount for such  Distribution Date and
                              (y)   the    excess,    if   any,   of   (i)   the
                              Overcollateralization Amount for such Distribution
                              Date,   assuming   that  100%  of  the   Principal
                              Remittance   Amount  is  applied  as  a  principal
                              payment on the  Certificates on such  Distribution
                              Date, over (ii) the Targeted Overcollateralization
                              Amount for such Distribution Date. With respect to
                              any Distribution  Date on which a Trigger Event is
                              in  effect,  the   Overcollateralization   Release
                              Amount will be zero.

Principal Distribution
Amount: As of any Distribution Date, the sum of (i) the Principal Remittance Amount (minus the Overcollateralization Release Amount, if any) and
                              (ii) the Extra Principal Distribution Amount, if any.

Principal Remittance
Amount: With respect to any Distribution Date, to the extent of funds available therefor as described herein, the amount described in the Pooling and Servicing Agreement.

Stepdown Date:                The later to occur of (x) the  earlier to occur of
                              (A) the  Distribution  Date in September  2004 and
                              (B) the  Distribution  Date on which the aggregate
                              Certificate   Principal   Balance  of  the  Senior
                              Certificates is reduced to zero, and (y) the first
                              Distribution Date on which the Senior  Enhancement
                              Percentage  is greater than or equal to the Senior
                              Specified Enhancement Percentage.

Senior Enhancement
Percentage:                   For  any  Distribution   Date  is  the  percentage
                              obtained  by  dividing  (x)  the  sum of  (i)  the
                              aggregate  Certificate  Principal  Balance  of the
                              Subordinate     Certificates    and    (ii)    the
                              Overcollateralization  Amount, in each case before
                              taking  into  account  the   distribution  of  the
                              Principal Distribution Amount on such Distribution
                              Date by (y) the pool balance as of the last day of the related Collection Period.

Senior Specified Enhancement
Percentage:                   On  any  date  of   determination   thereof  means
                              approximately [40.8]%.


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                                       12
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Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
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Trigger Event:                On  a  Distribution  Date  if  (i)  the  six-month
                              rolling average of Mortgage Loans which are 60 or more days contractually past due (assuming 30 day months) equals or exceeds [ ]% of the Senior Enhancement Percentage; provided, that if the
                              Certificate   Principal   Balance  of  the  Senior
                              Certificates has been reduced to zero, a Trigger Event will have occurred if the six-month rolling average of Mortgage Loans which are 60 or more days contractually past due (assuming 30 day months) equals or exceeds [ ]% or (ii) the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Collection Period divided by the initial Pool Balance exceeds the applicable percentages set forth below with respect to such Distribution Date.

                              Distribution Date                      Percentage
                              March 25, 2005 to February 25, 2006    [TBD]
                              March 25, 2006 to February 25, 2007    [TBD]
                              March 25, 2007 to February 25, 2008    [TBD]
                              March 25, 2008 and thereafter          [TBD]

Principal Distribution
Priorities on or after the
Stepdown Date:                With respect to each  Distribution  Date (a) on or
                              after  the  Stepdown  Date  and  (b) as  long as a
                              Trigger Event is not in effect, the holders of all
                              classes  of  Certificates   will  be  entitled  to
                              receive payments of principal, in the order of priority and in the amounts set forth below:

                              first, concurrently as follows: (i) the Group I Principal Percentage of the lesser of (x) the Principal Distribution Amount and (y) the Senior Certificate Principal Distribution Amount will be distributed sequentially, to the Class AF-1 and Class AF-2 Certificates, in that order, until the Certificate Principal Balance of each such class has been reduced to zero and then to the Class AV-1 Certificates, until the Certificate Principal Balance of such class has been reduced to zero; and (ii) the Group II Principal Percentage of the lesser of (x) the Principal Distribution Amount and (y) the Senior Certificate Principal Distribution Amount will be distributed to the Class AV-1 Certificates, until the Certificate Principal Balance of such class has been reduced to zero and then sequentially to the Class AF-1 and Class AF-2 Certificates, in that order, until the Certificate Principal Balance of each such class has been reduced to zero;

                              second, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Senior Certificates in priority first above and (y) the Class M-1 Principal Distribution Amount will be distributed to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              third, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amount distributed to the Senior Certificates in priority first above and the amount distributed to the Class M-1 Certificates in priority second above and (y) the Class M-2 Principal Distribution Amount will be distributed to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              fourth, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amount distributed to the Senior Certificates pursuant to priority first above, the amount distributed to the Class M-1 Certificates pursuant to

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                                       13
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Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
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                              priority  second above and the amount  distributed
                              to the Class M-2 Certificates pursuant to priority
                              third   above  and  (y)  the  Class  B   Principal
                              Distribution  Amount  will be  distributed  to the
                              Class  B   Certificates,   until  the  Certificate
                              Principal Balance thereof has been reduced to zero;

                              any amount of the Principal Distribution Amount remaining after making all of the distributions in priority first, second, third and fourth above will be included as part of the Monthly Excess Cashflow Amount and will be applied as described below under "Application of Monthly Excess Cashflow Amounts."

Application of Monthly Excess
Cashflow Amounts:             On any  Distribution  Date, the sum of the Monthly
                              Excess Interest Amount, the  Overcollateralization
                              Release  Amount and any  portion of the  Principal
                              Distribution    Amount    (without    duplication)
                              remaining after principal distributions on the Offered Certificates

                              i. to fund any remaining applicable Accrued Certificate Interest for such Distribution is the "Monthly Excess Cashflow Amount", which is required to be applied in the following Date, pro rata, among the Class AF-1, Class AF-2 and Class AV-1 Certificates; order of priority (the "Monthly Excess Cashflow Allocation") on such Distribution
                              Date:

                              ii. to fund the remaining interest carry forward amounts for the classes of Senior Certificates, if any, pro rata, among the Class AF-1, Class AF-2 and Class AV-1 Certificates;

                              iii. to fund the Extra Principal Distribution Amount for such Distribution Date;

                              iv. to fund any remaining Accrued Certificate Interest for such Distribution Date for the Class M-1 Certificates;

                              v. to fund the interest carry forward amount for the Class M-1 Certificates, if any;

                              vi. to fund the Class M-1 applied realized loss amount for such Distribution Date;

                              vii. to fund any remaining Accrued Certificate Interest for such Distribution Date for the Class M-2 Certificates;

                              viii. to fund the interest carry forward amount for the Class M-2 Certificates, if any;

                              ix. to fund the Class M-2 applied realized loss amount for such Distribution Date;

                              x. to fund any remaining Accrued Certificate Interest for such Distribution Date for the Class B Certificates;

                              xi. to fund the interest carry forward amount for the Class B Certificates, if any;

                              xii. to fund the Class B applied realized loss amount for such Distribution Date;

                              xiii.   from  amounts   payable  to  the  Class  X
                              Certificates,  any Class AV-1  Carryover


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                                       14
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Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
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                              or Class AF-1 Carryover in the order  specified in
                              the Pooling and Servicing Agreement; and

                              xiv. to fund distributions to the Holders of the Class X and Class R Certificates in the amounts specified in the Pooling and Servicing Agreement.


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                                       15
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Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
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                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

Summary Statistics
--------------------------------------------------------------------------
Cut-off Date Principal Balance                            $267,689,413.29
   Number of Mortgage Loans                                         2,554
   Minimum                                                      $8,577.48
   Maximum                                                    $499,328.96
   Average                                                    $104,811.83
CLTV Ratio
   Minimum                                                         7.000%
   Maximum                                                       100.000%
   Weighted Average                                               80.566%
Mortgage Rate
   Minimum                                                         6.500%
   Maximum                                                        15.625%
   Weighted Average                                                9.322%
Remaining Term (Months)
   Minimum                                                      20 Months
   Maximum                                                     360 Months
   Weighted Average                                            287 Months
FICO Score
   Minimum                                                            501
   Maximum                                                            795
   Weighted Average                                                   614
Product Type(1)
   Fully Amortizing Fixed Rate Mortgage Loans                      35.31%
   Fully Amortizing Adjustable Rate Mortgage Loans                 36.93%
   Fixed Rate Balloon Mortgage Loans                               27.75%
Lien Position
   First                                                           98.03%
   Second                                                           1.97%
Property Type
   Single-Family Residence                                         97.18%
   Mixed-Use                                                        2.82%
Occupancy Status
   Owner Occupied                                                  90.68%
   Non-Owner Occupied                                               9.32%
Geographic Concentration (> 5.00%)
   Pennsylvania                                                    12.27%
   New Jersey                                                       9.81%
   California                                                       8.88%
   New York                                                         7.27%
   North Carolina                                                   6.74%
   Maryland                                                         5.36%
   Number of States                                                    39
   Largest Zip Code Concentration (NJ / 08226)                      0.48%
% of Loans with Prepayment Penalties                               74.21%
--------------------------------------------------------------------------

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                                       16
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--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                                                                          Percent of
                                             Number of                      Aggregate                      Aggregate
Mortgage Rate (%)                         Mortgage Loans                Principal Balance              Principal Balance
--------------------------------      ------------------------      --------------------------      -------------------------
 6.001 -  6.500                                             1                      $59,497.34                0.02%
 6.501 -  7.000                                            11                    1,567,819.12                0.59
 7.001 -  7.500                                            37                    4,254,283.34                1.59
 7.501 -  8.000                                           189                   27,012,818.47               10.09
 8.001 -  8.500                                           329                   38,941,290.88               14.55
 8.501 -  9.000                                           490                   60,765,516.55               22.70
 9.001 -  9.500                                           353                   38,127,670.50               14.24
 9.501 - 10.000                                           404                   44,160,781.47               16.50
10.001 - 10.500                                           251                   21,843,248.68                8.16
10.501 - 11.000                                           163                   14,239,900.41                5.32
11.001 - 11.500                                            95                    6,146,061.69                2.30
11.501 - 12.000                                            90                    5,575,033.59                2.08
12.001 - 12.500                                            57                    1,775,918.50                0.66
12.501 - 13.000                                            29                    1,224,028.21                0.46
13.001 - 13.500                                            13                      661,073.56                0.25
13.501 - 14.000                                            32                      998,265.95                0.37
14.001 - 14.500                                             6                      195,920.18                0.07
14.501 - 15.000                                             3                      122,737.61                0.05
15.501 - 16.000                                             1                       17,547.24                0.01
--------------------------------      ------------------------      --------------------------      -------------------------
Total                                                   2,554                 $267,689,413.29              100.00%
                                      ========================      ==========================      =========================


                                                                                                          Percent of
                                            Number of                      Aggregate                      Aggregate
CLTV Ratio (%)                           Mortgage Loans                Principal Balance              Principal Balance
-------------------------------      ------------------------      --------------------------      -------------------------
 5.001 -  10.000                                           2                      $85,662.80                    0.03%
10.001 -  15.000                                           1                       44,075.95                    0.02
15.001 -  20.000                                          10                      278,590.32                    0.10
20.001 -  25.000                                          11                      477,752.03                    0.18
25.001 -  30.000                                           8                      444,921.74                    0.17
30.001 -  35.000                                          10                      818,223.70                    0.31
35.001 -  40.000                                          15                      853,670.76                    0.32
40.001 -  45.000                                          28                    2,467,680.40                    0.92
45.001 -  50.000                                          35                    2,246,983.08                    0.84
50.001 -  55.000                                          35                    3,155,092.26                    1.18
55.001 -  60.000                                          65                    5,032,485.85                    1.88
60.001 -  65.000                                          82                    8,602,517.29                    3.21
65.001 -  70.000                                         155                   15,751,076.99                    5.88
70.001 -  75.000                                         238                   20,647,449.67                    7.71
75.001 -  80.000                                         759                   77,095,043.16                   28.80
80.001 -  85.000                                         351                   44,165,518.21                   16.50
85.001 -  90.000                                         468                   59,872,206.15                   22.37
90.001 -  95.000                                         104                   13,125,868.26                    4.90
95.001 - 100.000                                         177                   12,524,594.67                    4.68
-------------------------------      ------------------------      --------------------------      -------------------------
Total                                                  2,554                 $267,689,413.29                  100.00%
                                     ========================      ==========================      =========================


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                                       17
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Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                                                                               Percent of
                                                 Number of                      Aggregate                      Aggregate
Cut-off Date Principal Balance ($)            Mortgage Loans                Principal Balance              Principal Balance
-------------------------------------     ------------------------      --------------------------      -------------------------
      0.01 -  25,000.00                                        97                   $1,907,273.60                0.71%
 25,000.01 -  50,000.00                                       481                   18,532,644.58                6.92
 50,000.01 -  75,000.00                                       516                   32,006,423.22               11.96
 75,000.01 - 100,000.00                                       417                   36,410,013.40               13.60
100,000.01 - 125,000.00                                       314                   35,345,100.90               13.20
125,000.01 - 150,000.00                                       226                   30,925,818.30               11.55
150,000.01 - 175,000.00                                       158                   25,460,858.92                9.51
175,000.01 - 200,000.00                                       103                   19,361,401.98                7.23
200,000.01 - 225,000.00                                        57                   12,062,695.16                4.51
225,000.01 - 250,000.00                                        45                   10,643,912.46                3.98
250,000.01 - 275,000.00                                        36                    9,508,185.51                3.55
275,000.01 - 300,000.00                                        20                    5,791,386.28                2.16
300,000.01 - 325,000.00                                        32                    9,984,040.78                3.73
325,000.01 - 350,000.00                                        16                    5,425,491.66                2.03
350,000.01 - 375,000.00                                         8                    2,885,512.66                1.08
375,000.01 - 400,000.00                                        19                    7,463,767.31                2.79
400,000.01 - 425,000.00                                         3                    1,240,754.06                0.46
425,000.01 - 450,000.00                                         3                    1,291,860.86                0.48
450,000.01 - 475,000.00                                         2                      942,942.69                0.35
475,000.01 - 500,000.00                                         1                      499,328.96                0.19
-------------------------------------     ------------------------      --------------------------      -------------------------
Total                                                       2,554                 $267,689,413.29              100.00%
                                          ========================      ==========================      =========================

                                                                                                               Percent of
Prepayment Penalty                               Number of                      Aggregate                      Aggregate
Period (Months)                               Mortgage Loans                Principal Balance              Principal Balance
-------------------------------------     ------------------------      --------------------------      -------------------------
No Prepayment Penalty                                         810                  $69,030,636.48                25.79%
12                                                            171                   27,262,131.16                10.18
24                                                            546                   63,145,691.29                23.59
30                                                              4                      421,834.17                 0.16
36                                                            746                   77,253,608.63                28.86
42                                                             12                    1,111,613.53                 0.42
48                                                              2                      564,396.30                 0.21
60                                                            263                   28,899,501.73                10.80
-------------------------------------     ------------------------      --------------------------      -------------------------
Total                                                       2,554                 $267,689,413.29               100.00%
                                          ========================      ==========================      =========================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                                                                          Percent of
Remaining Term                              Number of                      Aggregate                      Aggregate
to Maturity (Months)                     Mortgage Loans                Principal Balance              Principal Balance
-------------------------------      ------------------------      --------------------------      -------------------------
 13 -  24                                                  1                      $13,104.04                0.00%*
 37 -  48                                                  1                       97,951.90                0.04
 49 -  60                                                  9                    1,255,425.69                0.47
 61 -  72                                                  2                      114,586.24                0.04
 97 - 108                                                  4                      219,741.59                0.08
109 - 120                                                 60                    7,059,793.34                2.64
133 - 144                                                  6                      443,818.40                0.17
145 - 156                                                 10                      422,075.21                0.16
157 - 168                                                 59                    2,735,123.11                1.02
169 - 180                                                855                   74,951,954.95               28.00
205 - 216                                                  3                      183,208.43                0.07
217 - 228                                                 20                      915,911.11                0.34
229 - 240                                                143                   12,857,817.87                4.80
277 - 288                                                  1                       49,131.06                0.02
289 - 300                                                  4                      725,948.19                0.27
313 - 324                                                  1                       72,967.90                0.03
325 - 336                                                  4                      311,790.77                0.12
337 - 348                                                 71                    7,937,736.14                2.97
349 - 360                                              1,300                  157,321,327.35               58.77

* Less than 0.01% but greater than 0.

-------------------------------      ------------------------      --------------------------      -------------------------
Total                                                  2,554                 $267,689,413.29              100.00%
                                     ========================      ==========================      =========================



                                                                                                          Percent of
                                            Number of                      Aggregate                      Aggregate
Occupancy Status                         Mortgage Loans                Principal Balance              Principal Balance
-------------------------------      ------------------------      --------------------------      -------------------------
Owner Occupied                                         2,213                 $242,743,426.42                90.68%
Non-Owner Occupied                                       341                   24,945,986.87                 9.32
-------------------------------      ------------------------      --------------------------      -------------------------
Total                                                  2,554                 $267,689,413.29               100.00%
                                     ========================      ==========================      =========================


                                                                                                          Percent of
                                            Number of                      Aggregate                      Aggregate
Credit Grade                             Mortgage Loans                Principal Balance              Principal Balance
-------------------------------      ------------------------      --------------------------      -------------------------
A                                                      1,575                 $170,985,690.91                63.87%
B                                                        657                   65,453,926.31                24.45
C                                                        322                   31,249,796.07                11.67
-------------------------------      ------------------------      --------------------------      -------------------------
Total                                                  2,554                 $267,689,413.29               100.00%
                                     ========================      ==========================      =========================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------


                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                                                                           Percent of
                                             Number of                      Aggregate                      Aggregate
FICO Score                                Mortgage Loans                Principal Balance              Principal Balance
--------------------------------      ------------------------      --------------------------      -------------------------
501 - 525                                                 141                  $14,501,658.84                5.42%
526 - 550                                                 229                   24,194,001.99                9.04
551 - 575                                                 278                   29,047,589.37               10.85
576 - 600                                                 400                   39,422,196.04               14.73
601 - 625                                                 454                   50,346,114.72               18.81
626 - 650                                                 425                   43,043,154.94               16.08
651 - 675                                                 296                   34,028,311.29               12.71
676 - 700                                                 151                   15,275,291.24                5.71
701 - 725                                                  94                   10,070,402.88                3.76
726 - 750                                                  57                    5,003,155.64                1.87
751 - 775                                                  18                    1,584,371.09                0.59
776 - 800                                                  11                    1,173,165.25                0.44
--------------------------------      ------------------------      --------------------------      -------------------------
Total                                                   2,554                 $267,689,413.29              100.00%
                                      ========================      ==========================      =========================


                                                                                                           Percent of
                                             Number of                      Aggregate                      Aggregate
Documentation Type                        Mortgage Loans                Principal Balance              Principal Balance
--------------------------------      ------------------------      --------------------------      -------------------------
Full Documentation                                      2,063                 $207,383,960.96                77.47%
Stated Income                                             282                   35,799,505.52                13.37
Alternative Documentation                                 125                   15,103,469.53                 5.64
Lite Documentation                                         84                    9,402,477.28                 3.51
--------------------------------      ------------------------      --------------------------      -------------------------
Total                                                   2,554                 $267,689,413.29               100.00%
                                      ========================      ==========================      =========================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                                                                             Percent of
                                               Number of                      Aggregate                      Aggregate
Property Type                               Mortgage Loans                Principal Balance              Principal Balance
----------------------------------      ------------------------      --------------------------      -------------------------
Single-Family Residence                                   2,494                 $260,131,480.93                97.18%
Mixed-Use                                                    60                    7,557,932.36                 2.82
----------------------------------      ------------------------      --------------------------      -------------------------
Total                                                     2,554                 $267,689,413.29               100.00%
                                        ========================      ==========================      =========================

Mixed-Use  is  comprised  of  multi-family   properties  and  "true"   mixed-use
properties. Multi-family properties and true mixed-use properties represent approximately 0.54% and 2.28% of the Aggregate Principal Balance, respectively.


                                                                                                            Percent of
                                              Number of                      Aggregate                      Aggregate
Loan Purpose                               Mortgage Loans                Principal Balance              Principal Balance
---------------------------------      ------------------------      --------------------------      -------------------------
Refinance (Cash-Out)                                     1,365                 $152,127,915.02                56.83%
Purchase                                                   654                   61,377,513.35                22.93
Refinance (Rate/Term)                                      463                   49,488,346.89                18.49
Unknown                                                     72                    4,695,638.03                 1.75
---------------------------------      ------------------------      --------------------------      -------------------------
Total                                                    2,554                 $267,689,413.29               100.00%
                                       ========================      ==========================      =========================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                           Percent of
                                              Number of                      Aggregate                      Aggregate
Geographic Distribution                    Mortgage Loans                Principal Balance              Principal Balance
---------------------------------      ------------------------      --------------------------      -------------------------
Pennsylvania                                               424                  $32,841,700.33               12.27%
New Jersey                                                 215                   26,259,353.49                9.81
California                                                 140                   23,770,277.65                8.88
New York                                                   124                   19,462,099.06                7.27
North Carolina                                             182                   18,039,264.19                6.74
Maryland                                                   119                   14,346,322.33                5.36
Illinois                                                    76                    9,936,489.18                3.71
Ohio                                                       105                    9,157,276.92                3.42
Missouri                                                   113                    8,347,396.49                3.12
Nevada                                                      65                    7,770,933.74                2.90
Massachusetts                                               53                    7,728,844.43                2.89
South Dakota                                                86                    7,698,547.73                2.88
Florida                                                     83                    7,071,244.01                2.64
Minnesota                                                   47                    6,069,913.54                2.27
Kansas                                                      62                    5,628,938.23                2.10
Wisconsin                                                   45                    4,756,268.38                1.78
Delaware                                                    51                    4,746,531.30                1.77
Washington                                                  40                    4,705,583.48                1.76
Colorado                                                    30                    4,658,720.67                1.74
South Carolina                                              57                    4,417,396.12                1.65
Georgia                                                     38                    4,116,254.84                1.54
Michigan                                                    44                    3,583,230.98                1.34
Iowa                                                        50                    3,505,545.98                1.31
Indiana                                                     49                    3,480,862.83                1.30
Virginia                                                    20                    3,254,077.64                1.22
Nebraska                                                    44                    3,128,739.06                1.17
Connecticut                                                 17                    2,611,958.91                0.98
Tennessee                                                   22                    2,126,282.77                0.79
Idaho                                                       19                    2,012,497.61                0.75
Arizona                                                     22                    1,744,773.62                0.65
Oklahoma                                                    16                    1,648,739.74                0.62
Rhode Island                                                16                    1,620,780.84                0.61
New Mexico                                                  15                    1,510,395.89                0.56
Oregon                                                      12                    1,497,456.74                0.56
Kentucky                                                    19                    1,472,926.24                0.55
Montana                                                     16                    1,449,301.34                0.54
New Hampshire                                               10                    1,015,991.23                0.38
Utah                                                         5                      320,901.86                0.12
Maine                                                        3                      175,593.90                0.07
---------------------------------      ------------------------      --------------------------      -------------------------
Total                                                    2,554                 $267,689,413.29              100.00%
                                       ========================      ==========================      =========================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------


                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


-----------------------------------------------------------------------------
Cut-off Date Principal Balance                               $168,819,586.37
   Number of Mortgage Loans                                            1,708
   Minimum                                                         $8,577.48
   Maximum                                                       $474,568.91
   Average                                                        $98,840.51
CLTV Ratio
   Minimum                                                            7.000%
   Maximum                                                          100.000%
   Weighted Average                                                  79.678%
Mortgage Rate
   Minimum                                                            6.500%
   Maximum                                                           15.625%
   Weighted Average                                                   9.350%
Remaining Term (Months)
   Minimum                                                         20 Months
   Maximum                                                        360 Months
   Weighted Average                                               248 Months
FICO Score
   Minimum                                                               501
   Maximum                                                               795
   Weighted Average                                                      624
Product Type
   Fully Amortizing Fixed Rate Mortgage Loans                         55.99%
   Fixed Rate Balloon Mortgage Loans                                  44.01%
Lien Position
   First                                                              96.87%
   Second                                                              3.13%
Property Type
   Single-Family Residence                                            95.52%
   Mixed-Use                                                           4.48%
Occupancy Status
   Owner Occupied                                                     88.26%
   Non-Owner Occupied                                                 11.74%
Geographic Concentration (> 5.00%)
   Pennsylvania                                                       13.96%
   New Jersey                                                         12.12%
   New York                                                           11.20%
   California                                                          8.82%
   North Carolina                                                      6.52%
   Maryland                                                            5.52%
   Number of States                                                       39
   Largest Zip Code Concentration (NJ / 08226)                         0.75%
% of Loans with Prepayment Penalties                                  70.34%
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------


                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                          Percent of
                                        Number of Group I              Aggregate Group I              Aggregate Group I
Mortgage Rate (%)                        Mortgage Loans                Principal Balance              Principal Balance
-------------------------------      ------------------------      --------------------------      -------------------------
 6.001 -  6.500                                            1                      $59,497.34                0.04%
 6.501 -  7.000                                            3                      501,515.19                0.30
 7.001 -  7.500                                           22                    2,428,755.49                1.44
 7.501 -  8.000                                          125                   17,411,062.44               10.31
 8.001 -  8.500                                          223                   25,689,259.31               15.22
 8.501 -  9.000                                          325                   39,138,976.63               23.18
 9.001 -  9.500                                          231                   22,927,599.59               13.58
 9.501 - 10.000                                          256                   27,661,591.17               16.39
10.001 - 10.500                                          141                   11,098,721.56                6.57
10.501 - 11.000                                          101                    8,702,111.61                5.15
11.001 - 11.500                                           76                    4,696,936.97                2.78
11.501 - 12.000                                           67                    3,708,997.69                2.20
12.001 - 12.500                                           55                    1,661,705.68                0.98
12.501 - 13.000                                           27                    1,137,311.16                0.67
13.001 - 13.500                                           13                      661,073.56                0.39
13.501 - 14.000                                           32                      998,265.95                0.59
14.001 - 14.500                                            6                      195,920.18                0.12
14.501 - 15.000                                            3                      122,737.61                0.07
15.501 - 16.000                                            1                       17,547.24                0.01
-------------------------------      ------------------------      --------------------------      -------------------------
Total                                                  1,708                 $168,819,586.37              100.00%
                                     ========================      ==========================      =========================


                                                                                                          Percent of
                                        Number of Group I              Aggregate Group I              Aggregate Group I
CLTV Ratio (%)                           Mortgage Loans                Principal Balance              Principal Balance
-------------------------------      ------------------------      --------------------------      -------------------------
 5.001 -  10.000                                           2                      $85,662.80                0.05%
10.001 -  15.000                                           1                       44,075.95                0.03
15.001 -  20.000                                           8                      205,930.80                0.12
20.001 -  25.000                                          11                      477,752.03                0.28
25.001 -  30.000                                           6                      348,685.93                0.21
30.001 -  35.000                                           9                      763,274.10                0.45
35.001 -  40.000                                          12                      670,578.58                0.40
40.001 -  45.000                                          24                    1,916,819.62                1.14
45.001 -  50.000                                          27                    1,845,590.07                1.09
50.001 -  55.000                                          26                    2,303,960.67                1.36
55.001 -  60.000                                          51                    3,427,476.32                2.03
60.001 -  65.000                                          63                    6,536,900.47                3.87
65.001 -  70.000                                         118                   12,104,410.86                7.17
70.001 -  75.000                                         175                   14,246,468.72                8.44
75.001 -  80.000                                         468                   46,027,337.66               27.26
80.001 -  85.000                                         226                   27,881,120.03               16.52
85.001 -  90.000                                         241                   31,064,749.35               18.40
90.001 -  95.000                                          79                    8,584,433.91                5.08
95.001 - 100.000                                         161                   10,284,358.50                6.09
-------------------------------      ------------------------      --------------------------      -------------------------
Total                                                  1,708                 $168,819,586.37              100.00%
                                     ========================      ==========================      =========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                              Percent of
                                            Number of Group I              Aggregate Group I              Aggregate Group I
Cut-off Date Principal Balance ($)           Mortgage Loans                Principal Balance              Principal Balance
-------------------------------------    ------------------------      --------------------------      -------------------------
      0.01 -  25,000.00                                       89                   $1,730,591.01                 1.03%
 25,000.01 -  50,000.00                                      387                   14,785,467.21                 8.76
 50,000.01 -  75,000.00                                      356                   21,848,979.10                12.94
 75,000.01 - 100,000.00                                      248                   21,562,198.56                12.77
100,000.01 - 125,000.00                                      190                   21,408,891.76                12.68
125,000.01 - 150,000.00                                      126                   17,282,492.41                10.24
150,000.01 - 175,000.00                                      103                   16,557,345.98                 9.81
175,000.01 - 200,000.00                                       57                   10,805,575.66                 6.40
200,000.01 - 225,000.00                                       38                    8,014,537.49                 4.75
225,000.01 - 250,000.00                                       26                    6,148,338.88                 3.64
250,000.01 - 275,000.00                                       19                    5,017,007.15                 2.97
275,000.01 - 300,000.00                                       13                    3,757,777.20                 2.23
300,000.01 - 325,000.00                                       22                    6,889,063.39                 4.08
325,000.01 - 350,000.00                                        9                    3,045,936.44                 1.80
350,000.01 - 375,000.00                                        5                    1,812,452.41                 1.07
375,000.01 - 400,000.00                                       13                    5,108,534.90                 3.03
400,000.01 - 425,000.00                                        3                    1,240,754.06                 0.73
425,000.01 - 450,000.00                                        2                      860,700.07                 0.51
450,000.01 - 475,000.00                                        2                      942,942.69                 0.56
-------------------------------------    ------------------------      --------------------------      -------------------------
Total                                                      1,708                 $168,819,586.37              100.00%
                                         ========================      ==========================      =========================


                                                                                                              Percent of
Prepayment Penalty                          Number of Group I              Aggregate Group I              Aggregate Group I
Period (Months)                              Mortgage Loans                Principal Balance              Principal Balance
-------------------------------------    ------------------------      --------------------------      -------------------------
No Prepayment Penalty                                        633                  $50,075,054.25               29.66%
12                                                           120                   19,586,079.09               11.60
24                                                            57                    5,052,567.28                2.99
30                                                             3                      277,130.67                0.16
36                                                           631                   64,915,689.67               38.45
42                                                            11                    1,024,110.67                0.61
48                                                             1                      202,043.58                0.12
60                                                           252                   27,686,911.16               16.40
-------------------------------------    ------------------------      --------------------------      -------------------------
Total                                                      1,708                 $168,819,586.37              100.00%
                                         ========================      ==========================      =========================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                         Percent of
Remaining Term                         Number of Group I              Aggregate Group I              Aggregate Group I
to Maturity (Months)                    Mortgage Loans                Principal Balance              Principal Balance
------------------------------      ------------------------      --------------------------      -------------------------
 13 -  24                                                 1                      $13,104.04                0.01%
 37 -  48                                                 1                       97,951.90                0.06
 49 -  60                                                 9                    1,255,425.69                0.74
 61 -  72                                                 2                      114,586.24                0.07
 97 - 108                                                 4                      219,741.59                0.13
109 - 120                                                60                    7,059,793.34                4.18
133 - 144                                                 6                      443,818.40                0.26
145 - 156                                                10                      422,075.21                0.25
157 - 168                                                59                    2,735,123.11                1.62
169 - 180                                               855                   74,951,954.95               44.40
205 - 216                                                 3                      183,208.43                0.11
217 - 228                                                20                      915,911.11                0.54
229 - 240                                               143                   12,857,817.87                7.62
277 - 288                                                 1                       49,131.06                0.03
289 - 300                                                 4                      725,948.19                0.43
313 - 324                                                 1                       72,967.90                0.04
325 - 336                                                 4                      311,790.77                0.18
337 - 348                                                31                    2,975,043.30                1.76
349 - 360                                               494                   63,414,193.27               37.56
------------------------------      ------------------------      --------------------------      -------------------------
Total                                                 1,708                 $168,819,586.37              100.00%
                                    ========================      ==========================      =========================



                                                                                                         Percent of
                                       Number of Group I              Aggregate Group I              Aggregate Group I
Occupancy Status                        Mortgage Loans                Principal Balance              Principal Balance
------------------------------      ------------------------      --------------------------      -------------------------
Owner Occupied                                        1,428                 $149,000,332.97                88.26%
Non-Owner Occupied                                      280                   19,819,253.40                11.74
------------------------------      ------------------------      --------------------------      -------------------------
Total                                                 1,708                 $168,819,586.37               100.00%
                                    ========================      ==========================      =========================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                          Percent of
                                        Number of Group I              Aggregate Group I              Aggregate Group I
Credit Grade                             Mortgage Loans                Principal Balance              Principal Balance
-------------------------------      ------------------------      --------------------------      -------------------------
A                                                      1,157                 $119,475,764.03                70.77%
B                                                        393                   35,981,565.19                21.31
C                                                        158                   13,362,257.15                 7.92
-------------------------------      ------------------------      --------------------------      -------------------------
Total                                                  1,708                 $168,819,586.37               100.00%
                                     ========================      ==========================      =========================


                                                                                                          Percent of
                                        Number of Group I              Aggregate Group I              Aggregate Group I
FICO Score                               Mortgage Loans                Principal Balance              Principal Balance
-------------------------------      ------------------------      --------------------------      -------------------------
501 - 525                                                 63                   $6,258,439.10                3.71%
526 - 550                                                100                    9,571,669.03                5.67
551 - 575                                                175                   16,647,451.15                9.86
576 - 600                                                258                   23,258,157.89               13.78
601 - 625                                                306                   31,671,932.02               18.76
626 - 650                                                298                   29,211,320.42               17.30
651 - 675                                                231                   25,074,005.76               14.85
676 - 700                                                127                   13,081,575.56                7.75
701 - 725                                                 74                    7,321,052.89                4.34
726 - 750                                                 50                    4,179,108.31                2.48
751 - 775                                                 17                    1,501,550.87                0.89
776 - 800                                                  9                    1,043,323.37                0.62
-------------------------------      ------------------------      --------------------------      -------------------------
Total                                                  1,708                 $168,819,586.37              100.00%
                                     ========================      ==========================      =========================


                                                                                                          Percent of
                                        Number of Group I              Aggregate Group I              Aggregate Group I
Documentation Type                       Mortgage Loans                Principal Balance              Principal Balance
-------------------------------      ------------------------      --------------------------      -------------------------
Full Documentation                                     1,391                 $132,659,037.44                78.58%
Stated Income                                            198                   24,099,176.36                14.28
Alternative Documentation                                 73                    7,632,650.15                 4.52
Lite Documentation                                        46                    4,428,722.42                 2.62
-------------------------------      ------------------------      --------------------------      -------------------------
Total                                                  1,708                 $168,819,586.37               100.00%
                                     ========================      ==========================      =========================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                           Percent of
                                         Number of Group I              Aggregate Group I              Aggregate Group I
Property Type                             Mortgage Loans                Principal Balance              Principal Balance
--------------------------------      ------------------------      --------------------------      -------------------------
Single-Family Residence                                 1,648                 $161,261,654.01                95.52%
Mixed-Use                                                  60                    7,557,932.36                 4.48
--------------------------------      ------------------------      --------------------------      -------------------------
Total                                                   1,708                 $168,819,586.37               100.00%
                                      ========================      ==========================      =========================

Mixed-Use is comprised of multi-family properties and "true" mixed-use properties. Multi-family properties and true mixed-use properties represent approximately 0.86% and 3.62% of the Aggregate Group I Principal Balance, respectively.


                                                                                                         Percent of
                                       Number of Group I              Aggregate Group I              Aggregate Group I
Loan Purpose                            Mortgage Loans                Principal Balance              Principal Balance
------------------------------      ------------------------      --------------------------      -------------------------
Refinance (Cash-out)                                    947                 $100,223,232.19                59.37%
Purchase                                                417                   36,074,121.70                21.37
Refinance (Rate/Term)                                   300                   30,337,582.62                17.97
Unknown                                                  44                    2,184,649.86                 1.29
------------------------------      ------------------------      --------------------------      -------------------------
Total                                                 1,708                 $168,819,586.37               100.00%
                                    ========================      ==========================      =========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                            Percent of
                                          Number of Group I              Aggregate Group I              Aggregate Group I
Geographic Distribution                    Mortgage Loans                Principal Balance              Principal Balance
---------------------------------      ------------------------      --------------------------      -------------------------
Pennsylvania                                               329                  $23,569,025.19               13.96%
New Jersey                                                 172                   20,453,187.02               12.12
New York                                                   121                   18,914,721.40               11.20
California                                                  95                   14,891,829.50                8.82
North Carolina                                             124                   11,004,814.61                6.52
Maryland                                                    85                    9,323,328.51                5.52
Florida                                                     73                    6,126,999.14                3.63
Massachusetts                                               39                    5,923,738.52                3.51
Missouri                                                    79                    5,533,219.75                3.28
Ohio                                                        70                    5,019,471.59                2.97
Kansas                                                      39                    3,388,424.22                2.01
Colorado                                                    20                    3,017,630.42                1.79
Delaware                                                    35                    2,940,164.53                1.74
Georgia                                                     25                    2,909,147.50                1.72
Virginia                                                    14                    2,629,441.62                1.56
Indiana                                                     36                    2,626,007.03                1.56
Illinois                                                    24                    2,586,495.25                1.53
South Carolina                                              39                    2,532,434.64                1.50
Connecticut                                                 15                    2,480,303.98                1.47
Nevada                                                      28                    2,380,131.11                1.41
Washington                                                  22                    2,334,795.41                1.38
Minnesota                                                   21                    2,220,987.21                1.32
Iowa                                                        32                    2,160,215.53                1.28
South Dakota                                                23                    1,728,000.99                1.02
Arizona                                                     19                    1,536,741.66                0.91
Michigan                                                    19                    1,533,698.75                0.91
Nebraska                                                    19                    1,383,014.86                0.82
Rhode Island                                                13                    1,330,209.58                0.79
Tennessee                                                   14                    1,172,337.05                0.69
Wisconsin                                                    9                    1,102,867.74                0.65
New Hampshire                                                8                      793,143.60                0.47
New Mexico                                                   7                      632,072.27                0.37
Idaho                                                        8                      540,971.93                0.32
Oregon                                                       5                      482,295.52                0.29
Oklahoma                                                     7                      434,056.70                0.26
Kentucky                                                     7                      425,418.25                0.25
Montana                                                      6                      326,631.88                0.19
Utah                                                         4                      256,018.01                0.15
Maine                                                        3                      175,593.90                0.10
---------------------------------      ------------------------      --------------------------      -------------------------
Total                                                    1,708                 $168,819,586.37              100.00%
                                       ========================      ==========================      =========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


Summary Statistics
-----------------------------------------------------------------------------
Cut-off Date Principal Balance                                $98,869,826.92
   Number of Mortgage Loans                                              846
   Minimum                                                        $16,472.74
   Maximum                                                       $499,328.96
   Average                                                       $116,867.41
LTV Ratio
   Minimum                                                           15.789%
   Maximum                                                          100.000%
   Weighted Average                                                  82.084%
Mortgage Rate
   Minimum                                                            6.990%
   Maximum                                                           12.625%
   Weighted Average                                                   9.274%
Remaining Term (Months)
   Minimum                                                        339 Months
   Maximum                                                        360 Months
   Weighted Average                                               355 Months
FICO Score
   Minimum                                                               501
   Maximum                                                               782
   Weighted Average                                                      597
Product Type
   Fully Amortizing Adjustable Rate Mortgage Loans                   100.00%
Lien Position
   First                                                             100.00%
Property Type
   Single Family Residence                                           100.00%
Occupancy Status
   Owner Occupied                                                     94.81%
   Non-Owner Occupied                                                  5.19%
Geographic Concentration (> 5.00%)
   Pennsylvania                                                        9.38%
   California                                                          8.98%
   Illinois                                                            7.43%
   North Carolina                                                      7.11%
   South Dakota                                                        6.04%
   New Jersey                                                          5.87%
   Nevada                                                              5.45%
   Maryland                                                            5.08%
   Number of States                                                       38
   Largest Zip Code Concentration (IL / 60629)                         0.64%
% of Loans with Prepayment Penalties                                  80.83%
-----------------------------------------------------------------------------



--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


Summary of Adjustable Rate Statistics
-----------------------------------------------------------------------------
Product Type
   2/28 Mortgage                                                      96.64%
   3/27 Mortgage                                                       3.36%
Index Type
   6-Month LIBOR                                                     100.00%
Minimum Mortgage Rate
   Minimum                                                            6.990%
   Maximum                                                           12.625%
   Weighted Average                                                   9.257%
Maximum Mortgage Rate
   Minimum                                                           10.990%
   Maximum                                                           19.250%
   Weighted Average                                                  15.420%
Initial Rate Cap
   Minimum                                                            2.000%
   Maximum                                                            3.000%
   Weighted Average                                                   2.743%
Periodic Rate Cap
   Minimum                                                            1.000%
   Maximum                                                            1.500%
   Weighted Average                                                   1.372%
Gross Margin
   Minimum                                                            3.250%
   Maximum                                                            8.950%
   Weighted Average                                                   5.964%
Months to Next Adjustment Date
   Minimum                                                          3 Months
   Maximum                                                         34 Months
   Weighted Average                                                19 Months
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                         Percent of
                                      Number of Group II             Aggregate Group II              Aggregate Group II
Mortgage Rate (%)                       Mortgage Loans                Principal Balance              Principal Balance
------------------------------      ------------------------      --------------------------      -------------------------
 6.501 -  7.000                                           8                   $1,066,303.93                1.08%
 7.001 -  7.500                                          15                    1,825,527.85                1.85
 7.501 -  8.000                                          64                    9,601,756.03                9.71
 8.001 -  8.500                                         106                   13,252,031.57               13.40
 8.501 -  9.000                                         165                   21,626,539.92               21.87
 9.001 -  9.500                                         122                   15,200,070.91               15.37
 9.501 - 10.000                                         148                   16,499,190.30               16.69
10.001 - 10.500                                         110                   10,744,527.12               10.87
10.501 - 11.000                                          62                    5,537,788.80                5.60
11.001 - 11.500                                          19                    1,449,124.72                1.47
11.501 - 12.000                                          23                    1,866,035.90                1.89
12.001 - 12.500                                           2                      114,212.82                0.12
12.501 - 13.000                                           2                       86,717.05                0.09
------------------------------      ------------------------      --------------------------      -------------------------
Total                                                   846                  $98,869,826.92              100.00%
                                    ========================      ==========================      =========================


                                                                                                         Percent of
                                      Number of Group II             Aggregate Group II              Aggregate Group II
Loan-to-Value Ratio (%)                 Mortgage Loans                Principal Balance              Principal Balance
------------------------------      ------------------------      --------------------------      -------------------------
15.001 -  20.000                                          2                      $72,659.52                0.07%
25.001 -  30.000                                          2                       96,235.81                0.10
30.001 -  35.000                                          1                       54,949.60                0.06
35.001 -  40.000                                          3                      183,092.18                0.19
40.001 -  45.000                                          4                      550,860.78                0.56
45.001 -  50.000                                          8                      401,393.01                0.41
50.001 -  55.000                                          9                      851,131.59                0.86
55.001 -  60.000                                         14                    1,605,009.53                1.62
60.001 -  65.000                                         19                    2,065,616.82                2.09
65.001 -  70.000                                         37                    3,646,666.13                3.69
70.001 -  75.000                                         63                    6,400,980.95                6.47
75.001 -  80.000                                        291                   31,067,705.50               31.42
80.001 -  85.000                                        125                   16,284,398.18               16.47
85.001 -  90.000                                        227                   28,807,456.80               29.14
90.001 -  95.000                                         25                    4,541,434.35                4.59
95.001 - 100.000                                         16                    2,240,236.17                2.27
------------------------------      ------------------------      --------------------------      -------------------------
Total                                                   846                  $98,869,826.92              100.00%
                                    ========================      ==========================      =========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------


                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                            Percent of
                                         Number of Group II             Aggregate Group II              Aggregate Group II
Cut-off Date Principal Balance ($)         Mortgage Loans                Principal Balance              Principal Balance
-----------------------------------    ------------------------      --------------------------      -------------------------
      0.01 -  25,000.00                                      8                     $176,682.59                0.18%
 25,000.01 -  50,000.00                                     94                    3,747,177.37                3.79
 50,000.01 -  75,000.00                                    160                   10,157,444.12               10.27
 75,000.01 - 100,000.00                                    169                   14,847,814.84               15.02
100,000.01 - 125,000.00                                    124                   13,936,209.14               14.10
125,000.01 - 150,000.00                                    100                   13,643,325.89               13.80
150,000.01 - 175,000.00                                     55                    8,903,512.94                9.01
175,000.01 - 200,000.00                                     46                    8,555,826.32                8.65
200,000.01 - 225,000.00                                     19                    4,048,157.67                4.09
225,000.01 - 250,000.00                                     19                    4,495,573.58                4.55
250,000.01 - 275,000.00                                     17                    4,491,178.36                4.54
275,000.01 - 300,000.00                                      7                    2,033,609.08                2.06
300,000.01 - 325,000.00                                     10                    3,094,977.39                3.13
325,000.01 - 350,000.00                                      7                    2,379,555.22                2.41
350,000.01 - 375,000.00                                      3                    1,073,060.25                1.09
375,000.01 - 400,000.00                                      6                    2,355,232.41                2.38
425,000.01 - 450,000.00                                      1                      431,160.79                0.44
475,000.01 - 500,000.00                                      1                      499,328.96                0.51
-----------------------------------    ------------------------      --------------------------      -------------------------
Total                                                      846                  $98,869,826.92              100.00%
                                       ========================      ==========================      =========================


                                                                                                            Percent of
Prepayment Penalty                       Number of Group II             Aggregate Group II              Aggregate Group II
Period (Months)                            Mortgage Loans                Principal Balance              Principal Balance
-----------------------------------    ------------------------      --------------------------      -------------------------
No Prepayment Penalty                                      177                  $18,955,582.23               19.17%
12                                                          51                    7,676,052.07                7.76
24                                                         489                   58,093,124.01               58.76
30                                                           1                      144,703.50                0.15
36                                                         115                   12,337,918.96               12.48
42                                                           1                       87,502.86                0.09
48                                                           1                      362,352.72                0.37
60                                                          11                    1,212,590.57                1.23
-----------------------------------    ------------------------      --------------------------      -------------------------
Total                                                      846                  $98,869,826.92              100.00%
                                       ========================      ==========================      =========================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                            Percent of
Remaining Term                           Number of Group II             Aggregate Group II              Aggregate Group II
to Maturity (Months)                       Mortgage Loans                Principal Balance              Principal Balance
---------------------------------      ------------------------      --------------------------      -------------------------
337 - 348                                                   40                   $4,962,692.84                5.02%
349 - 360                                                  806                   93,907,134.08                94.98
---------------------------------      ------------------------      --------------------------      -------------------------
Total                                                      846                  $98,869,826.92               100.00%
                                       ========================      ==========================      =========================


                                                                                                            Percent of
                                         Number of Group II             Aggregate Group II              Aggregate Group II
Occupancy Status                           Mortgage Loans                Principal Balance              Principal Balance
---------------------------------      ------------------------      --------------------------      -------------------------
Owner Occupied                                             785                  $93,743,093.45                94.81%
Non-Owner Occupied                                          61                    5,126,733.47                 5.19
---------------------------------      ------------------------      --------------------------      -------------------------
Total                                                      846                  $98,869,826.92               100.00%
                                       ========================      ==========================      =========================


                                                                                                            Percent of
                                         Number of Group II             Aggregate Group II              Aggregate Group II
Credit Grade                               Mortgage Loans                Principal Balance              Principal Balance
---------------------------------      ------------------------      --------------------------      -------------------------
A                                                          418                  $51,509,926.88                52.10%
B                                                          264                   29,472,361.12                29.81
C                                                          164                   17,887,538.92                18.09
---------------------------------      ------------------------      --------------------------      -------------------------
Total                                                      846                  $98,869,826.92               100.00%
                                       ========================      ==========================      =========================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                            Percent of
                                         Number of Group II             Aggregate Group II              Aggregate Group II
FICO Score                                 Mortgage Loans                Principal Balance              Principal Balance
---------------------------------      ------------------------      --------------------------      -------------------------
501 - 525                                                   78                   $8,243,219.74                8.34%
526 - 550                                                  129                   14,622,332.96               14.79
551 - 575                                                  103                   12,400,138.22               12.54
576 - 600                                                  142                   16,164,038.15               16.35
601 - 625                                                  148                   18,674,182.70               18.89
626 - 650                                                  127                   13,831,834.52               13.99
651 - 675                                                   65                    8,954,305.53                9.06
676 - 700                                                   24                    2,193,715.68                2.22
701 - 725                                                   20                    2,749,349.99                2.78
726 - 750                                                    7                      824,047.33                0.83
751 - 775                                                    1                       82,820.22                0.08
776 - 800                                                    2                      129,841.88                0.13
---------------------------------      ------------------------      --------------------------      -------------------------
Total                                                      846                  $98,869,826.92              100.00%
                                       ========================      ==========================      =========================


                                                                                                            Percent of
                                         Number of Group II             Aggregate Group II              Aggregate Group II
Documentation Type                         Mortgage Loans                Principal Balance              Principal Balance
---------------------------------      ------------------------      --------------------------      -------------------------
Full Documentation                                         672                  $74,724,923.52                75.58%
Stated Income                                               84                   11,700,329.16                11.83
Alternative Documentation                                   52                    7,470,819.38                 7.56
Lite Documentation                                          38                    4,973,754.86                 5.03
---------------------------------      ------------------------      --------------------------      -------------------------
Total                                                      846                  $98,869,826.92               100.00%
                                       ========================      ==========================      =========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                          Percent of
                                       Number of Group II             Aggregate Group II              Aggregate Group II
Property Type                            Mortgage Loans                Principal Balance              Principal Balance
-------------------------------      ------------------------      --------------------------      -------------------------
Single-Family Residence                                  846                  $98,869,826.92                100.00%
-------------------------------      ------------------------      --------------------------      -------------------------
Total                                                    846                  $98,869,826.92                100.00%
                                     ========================      ==========================      =========================

                                                                                                          Percent of
                                       Number of Group II             Aggregate Group II              Aggregate Group II
Loan Purpose                             Mortgage Loans                Principal Balance              Principal Balance
-------------------------------      ------------------------      --------------------------      -------------------------
Refinance (Cash-Out)                                     418                  $51,904,682.83                52.50%
Purchase                                                 237                   25,303,391.65                25.59
Refinance (Rate/Term)                                    163                   19,150,764.27                19.37
Unknown                                                   28                    2,510,988.17                 2.54
-------------------------------      ------------------------      --------------------------      -------------------------
Total                                                    846                  $98,869,826.92               100.00%
                                     ========================      ==========================      =========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                              Percent of
                                           Number of Group II             Aggregate Group II              Aggregate Group II
Geographic Distribution                      Mortgage Loans                Principal Balance              Principal Balance
-----------------------------------      ------------------------      --------------------------      -------------------------
Pennsylvania                                                  95                   $9,272,675.14                9.38%
California                                                    45                    8,878,448.15                8.98
Illinois                                                      52                    7,349,993.93                7.43
North Carolina                                                58                    7,034,449.58                7.11
South Dakota                                                  63                    5,970,546.74                6.04
New Jersey                                                    43                    5,806,166.47                5.87
Nevada                                                        37                    5,390,802.63                5.45
Maryland                                                      34                    5,022,993.82                5.08
Ohio                                                          35                    4,137,805.33                4.19
Minnesota                                                     26                    3,848,926.33                3.89
Wisconsin                                                     36                    3,653,400.64                3.70
Missouri                                                      34                    2,814,176.74                2.85
Washington                                                    18                    2,370,788.07                2.40
Kansas                                                        23                    2,240,514.01                2.27
Michigan                                                      25                    2,049,532.23                2.07
South Carolina                                                18                    1,884,961.48                1.91
Delaware                                                      16                    1,806,366.77                1.83
Massachusetts                                                 14                    1,805,105.91                1.83
Nebraska                                                      25                    1,745,724.20                1.77
Colorado                                                      10                    1,641,090.25                1.66
Idaho                                                         11                    1,471,525.68                1.49
Iowa                                                          18                    1,345,330.45                1.36
Oklahoma                                                       9                    1,214,683.04                1.23
Georgia                                                       13                    1,207,107.34                1.22
Montana                                                       10                    1,122,669.46                1.14
Kentucky                                                      12                    1,047,507.99                1.06
Oregon                                                         7                    1,015,161.22                1.03
Tennessee                                                      8                      953,945.72                0.96
Florida                                                       10                      944,244.87                0.96
New Mexico                                                     8                      878,323.62                0.89
Indiana                                                       13                      854,855.80                0.86
Virginia                                                       6                      624,636.02                0.63
New York                                                       3                      547,377.66                0.55
Rhode Island                                                   3                      290,571.26                0.29
New Hampshire                                                  2                      222,847.63                0.23
Arizona                                                        3                      208,031.96                0.21
Connecticut                                                    2                      131,654.93                0.13
Utah                                                           1                       64,883.85                0.07
-----------------------------------      ------------------------      --------------------------      -------------------------
Total                                                        846                  $98,869,826.92              100.00%
                                         ========================      ==========================      =========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                         Percent of
                                      Number of Group II             Aggregate Group II              Aggregate Group II
Minimum Mortgage Rate (%)               Mortgage Loans                Principal Balance              Principal Balance
-------------------------------     ------------------------      --------------------------      -------------------------
 6.501 -  7.000                                           8                   $1,066,303.93                1.08%
 7.001 -  7.500                                          16                    1,986,492.44                2.01
 7.501 -  8.000                                          66                   10,076,587.72               10.19
 8.001 -  8.500                                         106                   13,167,333.75               13.32
 8.501 -  9.000                                         165                   21,285,551.37               21.53
 9.001 -  9.500                                         130                   15,771,814.62               15.95
 9.501 - 10.000                                         147                   16,384,665.87               16.57
10.001 - 10.500                                         101                    9,998,542.73               10.11
10.501 - 11.000                                          61                    5,616,444.00                5.68
11.001 - 11.500                                          19                    1,449,124.72                1.47
11.501 - 12.000                                          23                    1,866,035.90                1.89
12.001 - 12.500                                           2                      114,212.82                0.12
12.501 - 13.000                                           2                       86,717.05                0.09
-------------------------------     ------------------------      --------------------------      -------------------------
Total                                                   846                  $98,869,826.92              100.00%
                                    ========================      ==========================      =========================


                                                                                                         Percent of
                                      Number of Group II             Aggregate Group II              Aggregate Group II
Maximum Mortgage Rate (%)               Mortgage Loans                Principal Balance              Principal Balance
-------------------------------     ------------------------      --------------------------      -------------------------
10.501 - 11.000                                           1                     $179,885.06                0.18%
11.001 - 11.500                                           1                      213,470.33                0.22
12.501 - 13.000                                           8                    1,066,303.93                1.08
13.001 - 13.500                                          16                    1,725,525.99                1.75
13.501 - 14.000                                          63                    9,192,486.01                9.30
14.001 - 14.500                                          86                   10,472,321.01               10.59
14.501 - 15.000                                         146                   18,886,991.93               19.10
15.001 - 15.500                                         124                   15,523,759.08               15.70
15.501 - 16.000                                         140                   15,615,444.46               15.79
16.001 - 16.500                                         102                   11,273,051.50               11.40
16.501 - 17.000                                          85                    8,780,427.95                8.88
17.001 - 17.500                                          32                    2,625,940.23                2.66
17.501 - 18.000                                          27                    2,351,993.12                2.38
18.001 - 18.500                                           7                      486,313.51                0.49
18.501 - 19.000                                           7                      421,572.63                0.43
19.001 - 19.500                                           1                       54,340.18                0.05
-------------------------------     ------------------------      --------------------------      -------------------------
Total                                                   846                  $98,869,826.92              100.00%
                                    ========================      ==========================      =========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------


                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                         Percent of
                                      Number of Group II             Aggregate Group II              Aggregate Group II
Initial Rate Cap (%)                    Mortgage Loans                Principal Balance              Principal Balance
------------------------------      ------------------------      --------------------------      -------------------------
2.000                                                   204                  $25,444,390.44                25.74%
3.000                                                   642                   73,425,436.48                74.26
------------------------------      ------------------------      --------------------------      -------------------------
Total                                                   846                  $98,869,826.92               100.00%
                                    ========================      ==========================      =========================


                                                                                                         Percent of
                                      Number of Group II             Aggregate Group II              Aggregate Group II
Periodic Rate Cap (%)                   Mortgage Loans                Principal Balance              Principal Balance
------------------------------      ------------------------      --------------------------      -------------------------
1.000                                                   201                  $25,281,981.71                25.57%
1.500                                                   645                   73,587,845.21                74.43
------------------------------      ------------------------      --------------------------      -------------------------
Total                                                   846                  $98,869,826.92               100.00%
                                    ========================      ==========================      =========================


                                                                                                         Percent of
                                      Number of Group II             Aggregate Group II              Aggregate Group II
Gross Margin (%)                        Mortgage Loans                Principal Balance              Principal Balance
------------------------------      ------------------------      --------------------------      -------------------------
3.001 - 3.500                                             1                      $42,536.02                0.04%
3.501 - 4.000                                             3                      471,975.99                0.48
4.001 - 4.500                                             4                      493,828.00                0.50
4.501 - 5.000                                           230                   25,213,494.36               25.50
5.001 - 5.500                                           189                   22,614,567.03               22.87
5.501 - 6.000                                            83                   10,900,193.85               11.02
6.001 - 6.500                                           147                   18,691,960.91               18.91
6.501 - 7.000                                            89                   10,072,983.78               10.19
7.001 - 7.500                                            43                    5,313,816.94                5.37
7.501 - 8.000                                            23                    2,292,779.47                2.32
8.001 - 8.500                                            19                    1,640,379.80                1.66
8.501 - 9.000                                            15                    1,121,310.77                1.13
------------------------------      ------------------------      --------------------------      -------------------------
Total                                                   846                  $98,869,826.92              100.00%
                                    ========================      ==========================      =========================


                                                                                                          Percent of
                                         Number of Group II             Aggregate Group II              Aggregate Group II
Months to Next Adjustment Date             Mortgage Loans                Principal Balance              Principal Balance
----------------------------------     ------------------------      --------------------------      -------------------------
 1 -  6                                                      1                      $56,605.88                0.06%
 7 - 12                                                     36                    4,119,380.51                4.17
13 - 18                                                    279                   28,790,677.23               29.12
19 - 24                                                    504                   62,775,202.88               63.49
25 - 30                                                     11                    1,248,787.16                1.26
31 - 36                                                     15                    1,879,173.26                1.90
----------------------------------     ------------------------      --------------------------      -------------------------
Total                                                      846                  $98,869,826.92              100.00%
                                       ========================      ==========================      =========================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------


                             BOND SUMMARY (to Call)
                             ----------------------


Class AF-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                  50%           75%           100%           125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)             1.86           1.30          1.00           0.81           0.69          0.53           0.44
Modified Duration (years)*       1.79           1.26          0.98           0.80           0.68          0.52           0.43
First Principal Payment         3/25/02       3/25/02        3/25/02       3/25/02        3/25/02        3/25/02       3/25/02
Last Principal Payment          4/25/06       12/25/04       3/25/04       10/25/03       7/25/03        2/25/03       12/25/02
Principal Window (months)         50             34            25             20             17            12             10

Class AF-2
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                  50%           75%           100%           125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)             7.62           5.30          4.00           3.11           2.38          1.50           1.14
Modified Duration (years)*       5.95           4.41          3.46           2.76           2.16          1.40           1.08
First Principal Payment         4/25/06       12/25/04       3/25/04       10/25/03       7/25/03        2/25/03       12/25/02
Last Principal Payment          9/25/15       10/25/11       6/25/09       1/25/08        1/25/07        3/25/04       9/25/03
Principal Window (months)         114            83            64             52             43            14             10

Class AV-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                  50%           75%           100%           125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)             5.84           4.09          3.01           2.30           1.78          0.97           0.70
Modified Duration (years)*       5.19           3.73          2.80           2.17           1.70          0.95           0.68
First Principal Payment         3/25/02       3/25/02        3/25/02       3/25/02        3/25/02        3/25/02       3/25/02
Last Principal Payment          2/25/16       9/25/12        1/25/10       4/25/08        2/25/07        7/25/04       11/25/03
Principal Window (months)         168           127            95             74             60            29             21

Class M-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                  50%           75%           100%           125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)             9.87           6.95          5.18           4.21           3.82          3.44           2.46
Modified Duration (years)*       6.91           5.31          4.19           3.54           3.27          2.99           2.21
First Principal Payment         1/25/07       6/25/05        9/25/04       12/25/04       3/25/05        7/25/04       11/25/03
Last Principal Payment          2/25/16       9/25/12        1/25/10       4/25/08        2/25/07        8/25/05       8/25/04
Principal Window (months)         110            88            65             41             24            14             10

Class M-2
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                  50%           75%           100%           125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)             9.85           6.93          5.16           4.14           3.62          3.30           2.38
Modified Duration (years)*       6.74           5.21          4.12           3.45           3.08          2.86           2.13
First Principal Payment         1/25/07       6/25/05        9/25/04       10/25/04       12/25/04       2/25/05       4/25/04
Last Principal Payment          2/25/16       9/25/12        1/25/10       4/25/08        2/25/07        8/25/05       8/25/04
Principal Window (months)         110            88            65             43             27             7             5

Class B
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                  50%           75%           100%           125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)             9.88           6.96          5.18           4.13           3.53          2.96           2.14
Modified Duration (years)*       6.64           5.15          4.09           3.40           2.99          2.58           1.92
First Principal Payment         1/25/07       6/25/05        9/25/04       9/25/04        10/25/04      10/25/04       1/25/04
Last Principal Payment          2/25/16       9/25/12        1/25/10       4/25/08        2/25/07        8/25/05       8/25/04
Principal Window (months)         110            88            65             44             29            11             8


*Modified Duration calculated assuming a price of 100.00%.

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------

                           BOND SUMMARY (to Maturity)
                           --------------------------


Class AF-1
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%            75%          100%           125%          150%           200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                1.86          1.30          1.00           0.81          0.69           0.53          0.44
Modified Duration (years)*          1.79          1.26          0.98           0.80          0.68           0.52          0.43
First Principal Payment           3/25/02        3/25/02       3/25/02       3/25/02        3/25/02       3/25/02        3/25/02
Last Principal Payment            4/25/06       12/25/04       3/25/04       10/25/03       7/25/03       2/25/03       12/25/02
Principal Window (months)            50            34            25             20            17             12            10

Class AF-2
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%            75%          100%           125%          150%           200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                7.62          5.30          4.00           3.11          2.38           1.50          1.14
Modified Duration (years)*          5.95          4.41          3.46           2.76          2.16           1.40          1.08
First Principal Payment           4/25/06       12/25/04       3/25/04       10/25/03       7/25/03       2/25/03       12/25/02
Last Principal Payment            9/25/15       10/25/11       6/25/09       1/25/08        1/25/07       3/25/04        9/25/03
Principal Window (months)           114            83            64             52            43             14            10

Class AV-1
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%            75%          100%           125%          150%           200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                6.43          4.59          3.46           2.69          2.10           0.97          0.70
Modified Duration (years)*          5.59          4.11          3.17           2.50          1.97           0.95          0.68
First Principal Payment           3/25/02        3/25/02       3/25/02       3/25/02        3/25/02       3/25/02        3/25/02
Last Principal Payment            4/25/28        8/25/22       1/25/18       2/25/16        7/25/13       7/25/04       11/25/03
Principal Window (months)           314            246           191           168            137            29            21

Class M-1
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%            75%          100%           125%          150%           200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               10.55          7.53          5.73           4.66          4.19           4.85          3.53
Modified Duration (years)*          7.13          5.56          4.47           3.80          3.51           4.01          3.05
First Principal Payment           1/25/07        6/25/05       9/25/04       12/25/04       3/25/05       7/25/04       11/25/03
Last Principal Payment            5/25/25        5/25/19       2/25/16       10/25/13       8/25/11       2/25/10       12/25/07
Principal Window (months)           221            168           138           107            78             68            50

Class M-2
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%            75%          100%           125%          150%           200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               10.44          7.44          5.66           4.55          3.94           3.53          2.56
Modified Duration (years)*          6.93          5.42          4.37           3.68          3.29           3.03          2.27
First Principal Payment           1/25/07        6/25/05       9/25/04       10/25/04      12/25/04       2/25/05        4/25/04
Last Principal Payment            7/25/23        9/25/17       7/25/15       9/25/12        9/25/10       2/25/08        6/25/06
Principal Window (months)           199            148           131            96            70             37            27

Class B
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%            75%          100%           125%          150%           200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               10.25          7.38          5.53           4.42          3.76           3.12          2.27
Modified Duration (years)*          6.76          5.32          4.27           3.57          3.14           2.69          2.02
First Principal Payment           1/25/07        6/25/05       9/25/04       9/25/04       10/25/04       10/25/04       1/25/04
Last Principal Payment            3/25/21        2/25/16      12/25/13       6/25/11        9/25/09       5/25/07       12/25/05
Principal Window (months)           171            129           112            82            60             32            24

*Modified Duration calculated assuming a price of 100.00%.


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------


                         Class AV-1 Available Funds Cap
                         ------------------------------



                         Class AV-1                                 Class AV-1                                  Class AV-1
 Period     Date     Available Funds Cap    Period     Date     Available Funds Cap     Period     Date    Available Funds Cap
 ------     ----     -------------------    ------     ----     -------------------     ------     ----    -------------------
   1      03/25/02         10.10%             33     11/25/04          8.48%              65     07/25/07         8.77%
   2      04/25/02          8.47%             34     12/25/04          8.76%              66     08/25/07         8.49%
   3      05/25/02          8.75%             35     01/25/05          8.48%              67     09/25/07         8.49%
   4      06/25/02          8.47%             36     02/25/05          8.48%              68     10/25/07         8.78%
   5      07/25/02          8.75%             37     03/25/05          9.39%              69     11/25/07         8.49%
   6      08/25/02          8.47%             38     04/25/05          8.48%              70     12/25/07         8.78%
   7      09/25/02          8.47%             39     05/25/05          8.76%              71     01/25/08         8.49%
   8      10/25/02          8.75%             40     06/25/05          8.48%              72     02/25/08         8.50%
   9      11/25/02          8.47%             41     07/25/05          8.76%              73     03/25/08         9.08%
   10     12/25/02          8.75%             42     08/25/05          8.48%              74     04/25/08         8.50%
   11     01/25/03          8.47%             43     09/25/05          8.48%              75     05/25/08         8.78%
   12     02/25/03          8.47%             44     10/25/05          8.77%              76     06/25/08         8.50%
   13     03/25/03          9.38%             45     11/25/05          8.48%              77     07/25/08         8.78%
   14     04/25/03          8.47%             46     12/25/05          8.77%              78     08/25/08         8.50%
   15     05/25/03          8.75%             47     01/25/06          8.48%              79     09/25/08         8.50%
   16     06/25/03          8.47%             48     02/25/06          8.48%              80     10/25/08         8.78%
   17     07/25/03          8.76%             49     03/25/06          9.39%              81     11/25/08         8.50%
   18     08/25/03          8.47%             50     04/25/06          8.48%              82     12/25/08         8.79%
   19     09/25/03          8.47%             51     05/25/06          8.77%              83     01/25/09         8.50%
   20     10/25/03          8.75%             52     06/25/06          8.49%              84     02/25/09         8.51%
   21     11/25/03          8.47%             53     07/25/06          8.77%              85     03/25/09         9.42%
   22     12/25/03          8.75%             54     08/25/06          8.49%              86     04/25/09         8.51%
   23     01/25/04          8.47%             55     09/25/06          8.49%              87     05/25/09         8.79%
   24     02/25/04          8.47%             56     10/25/06          8.77%              88     06/25/09         8.51%
   25     03/25/04          9.06%             57     11/25/06          8.49%              89     07/25/09         8.79%
   26     04/25/04          8.48%             58     12/25/06          8.77%              90     08/25/09         8.51%
   27     05/25/04          8.76%             59     01/25/07          8.49%              91     09/25/09         8.51%
   28     06/25/04          8.48%             60     02/25/07          8.49%              92     10/25/09         8.79%
   29     07/25/04          8.76%             61     03/25/07          9.40%              93     11/25/09         8.51%
   30     08/25/04          8.48%             62     04/25/07          8.49%              94     12/25/09         8.79%
   31     09/25/04          8.48%             63     05/25/07          8.77%
   32     10/25/04          8.76%             64     06/25/07          8.49%



--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated February 12, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------


                Class AV-1 Available Funds Cap at LIBOR + 500 bps
                -------------------------------------------------


                        Class AV-1                               Class AV-1                               Class AV-1
 Period    Date     Available Funds Cap   Period    Date     Available Funds Cap   Period    Date    Available Funds Cap
 ------    ----     -------------------   ------    ----     -------------------   ------    ----    -------------------
   1     03/25/02         10.10%            33    11/25/04         11.93%            65    07/25/07         12.46%
   2     04/25/02          8.47%            34    12/25/04         12.33%            66    08/25/07         12.06%
   3     05/25/02          8.75%            35    01/25/05         11.93%            67    09/25/07         12.06%
   4     06/25/02          8.47%            36    02/25/05         11.95%            68    10/25/07         12.46%
   5     07/25/02          8.75%            37    03/25/05         13.34%            69    11/25/07         12.06%
   6     08/25/02          8.47%            38    04/25/05         12.05%            70    12/25/07         12.46%
   7     09/25/02          8.47%            39    05/25/05         12.45%            71    01/25/08         12.06%
   8     10/25/02          8.75%            40    06/25/05         12.05%            72    02/25/08         12.06%
   9     11/25/02          8.47%            41    07/25/05         12.45%            73    03/25/08         12.89%
   10    12/25/02          8.75%            42    08/25/05         12.05%            74    04/25/08         12.06%
   11    01/25/03          8.47%            43    09/25/05         12.06%            75    05/25/08         12.46%
   12    02/25/03          8.47%            44    10/25/05         12.46%            76    06/25/08         12.06%
   13    03/25/03          9.38%            45    11/25/05         12.06%            77    07/25/08         12.46%
   14    04/25/03          8.47%            46    12/25/05         12.46%            78    08/25/08         12.06%
   15    05/25/03          8.75%            47    01/25/06         12.06%            79    09/25/08         12.06%
   16    06/25/03          8.47%            48    02/25/06         12.06%            80    10/25/08         12.46%
   17    07/25/03          8.76%            49    03/25/06         13.35%            81    11/25/08         12.06%
   18    08/25/03          8.48%            50    04/25/06         12.06%            82    12/25/08         12.46%
   19    09/25/03          8.94%            51    05/25/06         12.46%            83    01/25/09         12.06%
   20    10/25/03         11.41%            52    06/25/06         12.06%            84    02/25/09         12.06%
   21    11/25/03         11.04%            53    07/25/06         12.46%            85    03/25/09         13.36%
   22    12/25/03         11.41%            54    08/25/06         12.06%            86    04/25/09         12.06%
   23    01/25/04         11.04%            55    09/25/06         12.06%            87    05/25/09         12.46%
   24    02/25/04         11.04%            56    10/25/06         12.46%            88    06/25/09         12.06%
   25    03/25/04         12.06%            57    11/25/06         12.06%            89    07/25/09         12.46%
   26    04/25/04         11.62%            58    12/25/06         12.46%            90    08/25/09         12.06%
   27    05/25/04         12.00%            59    01/25/07         12.06%            91    09/25/09         12.06%
   28    06/25/04         11.62%            60    02/25/07         12.06%            92    10/25/09         12.46%
   29    07/25/04         12.00%            61    03/25/07         13.35%            93    11/25/09         12.06%
   30    08/25/04         11.67%            62    04/25/07         12.06%            94    12/25/09         12.46%
   31    09/25/04         11.93%            63    05/25/07         12.46%
   32    10/25/04         12.33%            64    06/25/07         12.06%

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